UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 30, 2026

Bakkt, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road NE, 7th Floor Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (332) 203-3017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Bakkt, Inc. (the “Company”) on April 30, 2026 (the "Original 8-K"), as amended by the Current Report on Form 8-K/A filed on July 16, 2026 (the "Original 8-K/A"), solely to replace Exhibit 99.1 to the Original 8-K/A with revised audited consolidated financial statements of Distributed Technologies Research Global Ltd. as of and for the year ended December 31, 2025. Except for the replacement of Exhibit 99.1 of the Original 8-K/A and corresponding changes necessary to reflect that replacement, no other changes have been made to the disclosures contained in the Original 8-K or the Original 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Audited financial statements of Distributed Technologies Research Global Ltd. as of and for the year ended December 31, 2025.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Accounting Firm
99.1	Audited Financial Statements of the Distributed Technologies Research Global Ltd. as of and for the Year Ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: August 7, 2026

BAKKT, INC.

By:	/s/ Karen Alexander
Name:	Karen Alexander
Title:	Chief Financial Officer